UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2008
VALERO ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

One Valero Way
San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (210) 345-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)	Appointment of Certain Officers.
On October 16, 2008, the Board of Directors of Valero Energy Corporation (the “Company” or “Valero”) elected Kimberly S. Bowers as Executive Vice President and General Counsel of the Company. In this role, Ms. Bowers will oversee Valero’s commercial and environmental law departments as well as litigation, labor, and ad valorem tax. She also oversees Valero’s governmental affairs and health, safety, and environmental departments.
Ms. Bowers, 44, had previously served as Senior Vice President and General Counsel of the Company since April 2006. Before that, she was Valero’s Vice President-Legal Services from 2003 to 2006. Ms. Bowers joined Valero’s legal department in 1997. Before joining Valero, she was employed as an attorney at the law firm of Kelly, Hart and Hallman in Fort Worth, Texas.
In connection with the election, her annual base salary was increased to $494,000 (effective January 1, 2009). She was also awarded options (the “Options”) to purchase 60,375 shares of common stock, $0.01 par value, of the Company (“Common Stock”), and was granted 16,280 restricted shares of Common Stock (“Restricted Shares”). These awards were made pursuant to Valero’s 2005 Omnibus Stock Incentive Plan (the “2005 OSIP”). The Options are scheduled to vest in annual one-third increments beginning in October 2009, and will expire in October 2015. The Options have an exercise price of $17.11, representing the average of the high and low reported sales prices per share of the Common Stock on the New York Stock Exchange on the date of grant (as required per the terms of the 2005 OSIP). The Restricted Shares are scheduled to vest in annual one-fifth increments beginning in October 2009.
(e)	Compensatory Arrangements of Certain Officers.
On October 16, 2008, the Board of Directors of the Company authorized grants of Options and Restricted Shares to Valero’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K), and increases to the annual base salaries of certain of its named executive officers. These compensation arrangements were materially consistent with the previously disclosed compensation arrangements for such officers.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

10.01	Valero Energy Corporation 2005 Omnibus Stock Incentive Plan, as amended and restated effective October 1, 2005 – incorporated by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K dated October 20, 2005, and filed October 26, 2005.

10.02	Form of Restricted Stock Agreement (subject to performance accelerated vesting) pursuant to the 2005 Omnibus Stock Incentive Plan.

10.03	Form of Stock Option Agreement pursuant to the 2005 Omnibus Stock Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION
Date: October 22, 2008	By:	/s/ Jay D. Browning
Jay D. Browning
Senior Vice President and Secretary

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